Exhibit 10.34.1.1
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”) is made as of January 12, 2006 among (a) FelCor Lodging Trust Incorporated and FelCor Lodging Limited Partnership (collectively, the “Borrowers”), (b) the Lenders party hereto, and (c) JPMorgan Chase Bank, N.A. (“JPMCB”) as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.
     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 12, 2005 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans to the Borrowers on the terms and conditions set forth therein; and
     WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders party hereto are willing to so amend certain provisions of the Credit Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment No. 1, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
     2. Amendments to Credit Agreement. As of the Effective Date (as defined in Section 4 hereof) the Credit Agreement is amended by deleting the date “January 15, 2006” set forth in the last paragraph of Section 4.1 and substituting the date “February 15, 2006” in place thereof:
     3. Provisions Of General Application.
     3.1. No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment No. 1, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement.

     3.2. Governing Law. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
     3.3. Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.
     3.4. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
     4. Effectiveness of this Amendment No. 1. This Amendment No. 1 shall become effective on (the “Effective Date”) the date of execution and delivery to the Administrative Agent by each of the Lenders, the Borrowers, and the Administrative Agent of this Amendment No. 1.
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     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment No. 1 as of the date first set forth above.

BORROWERS:	FELCOR LODGING TRUST INCORPORATED
	By:	/s/ Andrew J. Welch
		Name:	Andrew J. Welch
Title: Senior Vice President

FELCOR LODGING LIMITED PARTNERSHIP

By:	FelCor Lodging Trust Incorporated,
its General Partner

By:	/s/ Andrew J. Welch
Name: Andrew J. Welch
Title: Senior Vice President

LENDERS:	JPMORGAN CHASE BANK, N.A.,
individually and as Swingline Lender, Issuing
Bank and Administrative Agent,

By:	/s/ Donald Shokrian
	Name:	Donald Shokrian
	Title:	Managing Director

CITICORP NORTH AMERICA, INC.
By:	/s/ David Bouton
	Name:	David Bouton
	Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION
By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

BANK OF AMERICA, N.A.
By:	/s/ Lesa J. Butler
	Name:	Lesa J. Butler
	Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Linda Wang
	Name:	Linda Wang
	Title:	Vice President

By:	/s/ Brenda Casey
	Name:	Brenda Casey
	Title:	Vice President

MORGAN STANLEY SENIOR FUNDING, INC.
By:	/s/ Eugene F. Martin
	Name:	Eugene F. Martin
	Title:	Vice President